UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 14, 2000

                           Kelly's Coffee Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                                    --------
         (State or other jurisdiction of incorporation or organization)


       33-2128-D                                         84-1062062
       ---------                                         ----------
      (Commission                                       (IRS Employer
      File Number)                                 Identification Number)




                          c/o Richard Surber, President
            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
            ---------------------------------------------------------
                    (Address of principal executive offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 4.           Changes in Registrant's Certifying Accountant

On July 5, 2000, Kelly's Coffee Group, Inc. ("the Company") retained Mantyla McReynolds ("Mantyla"), to be the principal accountant engaged to audit the Company's financial statements. On June 15, 2000, the Company was notified by HJ & Associates, L.L.C. f/k/a Jones, Jensen, and Company, L.L.C. ("HJ") of their resignation as the principal accountant. A copy of the letter from HJ dated June 21, 2000, relating to its resignation may be found on the Form 8-K filed with the SEC on June 22, 2000 and is herein incorporated by reference. The Company's board of directors approved the engagement of Mantyla as the principal accountant.

The audit reports of HJ on the Company's financial statements for the fiscal year ending February 29, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports included an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal year ending February 29, 2000 and the subsequent interim periods through June 15, 2000, the date of termination, the Company had no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused HJ to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal year ending February 29, 2000, and the subsequent interim period through June 15, 2000, the date of termination, and prior to such appointment, the Company did not consult with Mantyla regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Mantyla in respect to these matters during that time.

The Company provided Mantyla with a copy of this amended report prior to filing it with the SEC. The Company requested that Mantyla furnish the Company with an engagement letter to the SEC stating whether Mantyla agrees with the above statements. A copy of that engagement letter dated July 5, 2000 is filed as
Exhibit 16(ii) to this Form 8-K.

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ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT    PAGE
NO.        NO.      DESCRIPTION
-------    ----     -----------

16(i)       *       Letter from HJ &  Associates,  L.L.C.  dated June 21,  2000, relating to its resignation as the Registrant's independent auditors, incorporated by reference and filed with the SEC on June 22, 2000.

16(ii)      4       Engagement letter from Mantyla McReynolds dated July 5, 2000 relating to its retention as the Registrant's independent auditors.


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kelly's Coffee Group, Inc.

Signature                                               Date
---------                                               ----
By: /s/  Richard Surber                                 July 14, 2000
   ------------------------------------------
Name:    Richard Surber
Title:   President





















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